UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 15, 2018

LIBERTY TAX, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 15, 2018, Liberty Tax, Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) stating that the Company’s failure to file its Form 10-Q for the quarter ended January 31, 2018 constituted an additional delinquency under Nasdaq Listing Rule 5250(c)(1), which requires timely filing of periodic reports with the Securities and Exchange Commission (“SEC”).  The Company previously disclosed in a Form 8-K filed with the SEC on December 19, 2017 that the Company had received a notice from Nasdaq stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) due to the Company’s failure to file its Form 10-Q for the quarter ended October 31, 2017.

In the Notice, Nasdaq indicated that the Company has been granted an extension of time until June 11, 2018 to file the Form 10-Qs for the quarters ended October 31, 2017 and January 31, 2018 with the SEC to regain compliance with Nasdaq Listing Rule 5250(c)(1).

Nasdaq also notified the Company on March 15, 2018 that it has granted the Company an extension of time until May 31, 2018 to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires that the Audit Committee of the Board of Directors consist of at least three members, each of whom must satisfy the independence and other requirements of Nasdaq Listing Rule 5605(c)(2)(A).  In a Form 8-K filed with the SEC on January 8, 2018, the Company previously reported that it had received a notice from Nasdaq stating that because of the resignations of Mr. John Garel and Mr. Steven Ibbotson as directors of the Company, both of whom served on the Audit Committee, the Company was no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A).

In the event that the Company is unable to regain compliance with Nasdaq Listing Rules 5250(c)(1) and 5605(c)(2)(A) by June 11, 2018 and May 31, 2018, respectively, Nasdaq has advised the Company that its securities will be subject to delisting proceedings.

Item 8.01. Other Events.

On March 16, 2018, the Company issued a press release announcing the receipt of notifications from Nasdaq.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated March 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: March 16, 2018	By:	/s/ Nicholas Bates
Nicholas Bates
Chief Financial Officer